Exhibit 99.5

VSP SEPARATION AGREEMENT

This VSP Separation Agreement (“Agreement”) is made by and between Lattice Semiconductor Corporation and Frank Barone (“Employee”). Lattice Semiconductor Corporation, together with its divisions, subsidiaries, parents, predecessor and successor corporations, officers, agents, and employees, is hereafter referred to as the “Company.”

WHEREAS, Employee is employed by the Company;

WHEREAS, the Company and Employee have entered into a Confidential Information Nondisclosure Agreement (“Nondisclosure Agreement”), a Proprietary Rights Agreement, and potentially one or more Stock Option Agreements; and

WHEREAS, the Company has established a Voluntary Separation Program (“VSP”) wherein eligible employees may voluntarily terminate their employment at the Company with additional severance pay and benefits for a defined period of time;

WHEREAS, Employee is eligible for and has chosen to participate in the VSP;

NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as “the Parties”) hereby agree as follows:

1.               Termination.  Employee’s employment by the Company will terminate on January 1, 2006 (“Termination Date”). Employee agrees to cooperate with the Company to assist in the transfer of Employee’s responsibilities, which is expected to continue through the Termination Date. Once Employee’s responsibilities have been transferred, any official contact between Employee and Company employees, customers, distributors, or representatives will be initiated by the Company, except as may be necessary to carry out this Agreement.

2.               Consideration.

(a)          Cash Payment:  The Company agrees to pay Employee a lump sum of two hundred forty-two thousand nineteen dollars ($242,019.00), less applicable withholding, by January 9, 2006.

(b)         Stock Options:  Outstanding Lattice options will be exercisable only to the extent vested on the Termination Date in accordance with the option terms.

(c)          Benefits:  Until the Termination Date, Employee will continue to receive Employee’s normal benefits, in accordance with and subject to benefit plan provisions.

(d)         COBRA:  The Company will cover a portion of the COBRA premium equal to the Company coverage of regular monthly premiums pursuant to the Company’s medical, dental, and other health insurance plans through December 31, 2006, or when Employee obtains replacement health insurance coverage from a new employer, whichever occurs first (the “Medical Benefits End Date”) provided that Employee timely pays the portion of the COBRA premium equal to the employee and dependent portion of the regular monthly premiums. The Company will also cover the additional administrative portion of the COBRA premium until the Medical Benefits End Date. Following the Medical Benefits End Date, Employee and Employee’s dependents will be responsible for timely payment of the entire COBRA premium at their own expense, as provided by applicable law and regulations. Employee and Employee’s dependents are responsible for timely election of continuation of coverage in accordance with plan procedures and COBRA requirements.

(e)          Vested Benefit Payout:  Employee will be paid benefits under the 401(k) Employee Savings Plan, the Flex Accounts, the Employee Stock Purchase Plan, and other Company benefit plans, to the extent applicable, in accordance with the terms of such Plans.

(f)            Outplacement:  The Company will provide outplacement assistance through its consultant for a period of sixty (60) days. Employee must begin such assistance prior to January 16, 2006, and prior to Employee beginning a new job.

Employee will not be eligible for any bonuses, profit sharing, or other payments except as specifically provided herein.

3.               Confidential Information.  Employee will continue to maintain the confidentiality of all confidential and proprietary information of the Company and will continue to comply with the terms and conditions of the Nondisclosure Agreement between Employee and the Company. Employee will return all the Company property and confidential and proprietary information in Employee’s possession to the Company on the Termination Date.

4.               Payment of Salary.  Accrued vacation will be paid to Employee in accordance with normal Company practices upon Termination. Employee expressly acknowledges and agrees that Company will, if applicable, offset Employee’s final paycheck by the amount of any borrowed vacation time that Employee has used in advance of accruing such time. Employee acknowledges and represents that subject to the foregoing, the Company has paid all salary, wages, bonuses, vacation accruals, commissions, expense reimbursements, and any and all other compensation or benefits due to Employee.

5.               WARN Notice.  The federal Worker Adjustment and Retraining Notification Act (“WARN”) and other laws have established guidelines for notifying employees of certain plant closings or mass layoffs. Although the Company does not believe that the VSP is covered by those laws, to the extent such coverage may be determined to exist, this Agreement shall serve as

Employee’s WARN or state law notice of layoff. There are no “bumping rights” available to Employee.

6.               Release of Claims.  Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee, on behalf of Employee, and Employee’s respective heirs, family members, executors, and assigns, hereby fully and forever releases and discharges the Company from any and all claims arising out of or relating to Employee’s employment by the Company and the termination of Employee’s employment. Employee further covenants and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings against the Company. This general release of claims includes, without limitation:

(a)          any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;

(b)         any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c)          any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(d)         any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Family Medical Leave Act, and The Worker Adjustment and Retraining Notification Act, the Older Worker Benefit Protection Act, and all amendments to each such Act as well as the regulations issued thereunder;

(e)          any and all claims for violation of the federal, or any state, constitution;

(f)            any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

(g)         any and all claims for attorneys’ fees and costs.

Employee agrees that the release set forth in this section is and will remain in effect in all respects as a complete general release as to the matters released. This release extends to all claims, known or unknown, up to and including the date of this Agreement. This release does not extend to any claim for breach of the terms of this Agreement. Employee acknowledges and agrees that any breach of this paragraph will construe a material breach of the Agreement and in the case of a breach by Employee, will entitle the Company immediately to recover the monetary consideration discussed in paragraph 2 above. Employee will also be responsible to the Company for all costs, attorneys’ fees, and any and all damages incurred by the Company in (a) enforcing the obligation, including the bringing of any action to recover the monetary consideration, and (b) defending against a claim or action brought or pursued by Employee in violation of this provision.

7.               Acknowledgment of Waiver of Claims under ADEA.  Employee acknowledges that Employee is waiving and releasing any rights Employee may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Employee acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that Employee has been, and hereby is, advised in writing that (a) Employee should consult with an attorney prior to executing this waiver and release; (b) Employee has at least forty-five (45) days within which to consider this waiver and release; (c) Employee has seven (7) days following Employee’s execution of this waiver and release to revoke the waiver and release; and (d) this waiver and release is not effective until the revocation period has expired. Any revocation should be in writing and delivered to Martin Baker, Vice President and General Counsel, at Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon, 97124 by close of business on the seventh day from the date that Employee signs this waiver and release.

8.               Other Employees.  Employee acknowledges the receipt, pursuant to applicable law, of information concerning the class or group of employees who are being offered severance benefits under terms that are the same or similar to those provided to Employee, including their job titles and ages.  Also included are job titles and ages of those employees in the relevant class or group who were not selected. This information is attached to this Agreement as Exhibits 1 and 2.

9.               No Other Claims.  Employee acknowledges that, to the extent that Employee may be subject to California Civil Code Section 1542, Employee expressly waives any rights under this statute. California Civil Code Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Employee, being aware of said principle, agrees to expressly waive any rights Employee may have thereunder, as well as under any other statute or common law principles of similar effect. Employee agrees that this release extends to all claims, whether known or unknown.

10.         No Pending or Future Lawsuits.  Employee represents that Employee has no lawsuits, claims, or actions pending in Employee’s name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that Employee does not intend to bring any claims on Employee’s own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

11.         Application for Employment.  Employee understands and agrees that Employee has no contractual or other legal right to reinstatement or reemployment with the Company.

12.         Non-Disparagement.  Employee agrees to refrain from any defamation, libel, or slander of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor companies, and assigns and from tortious interference with the contracts and relationships of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor companies, and assigns.

13.         Non-Solicitation.  Employee acknowledges that as an employee of the Company Employee has had access to information concerning the Company’s critical business strategies, engineering and technology development plans, competitive analyses, organizational structure, and/or performance evaluations of the Company’s employees. Employee agrees that, for a period of one (1) year, Employee will not solicit any employee of the Company to leave the Company or to work for a third party.

14.         Arbitration.  The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, or any matters relating to Employee’s employment with the Company, which are not resolved through informal means, shall be resolved exclusively through binding arbitration, to the extent permitted by law, in Multnomah County, Oregon, before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, which are available at www.adr.org. The Parties agree that the prevailing party in any arbitration will be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award.

15.         No Representations.  Employee represents that Employee has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

16.         Severability.  In the event that any provision hereof becomes or is declared by an arbitrator or court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement will continue in full force and effect without said provision.

17.         Entire Agreement.  This Agreement represents the entire agreement and understanding between the Company and Employee concerning Employee’s separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Employee’s relationship with the Company and his compensation by the Company. The Confidential Information Non-Disclosure Agreement and the Proprietary Rights Agreement remain in full force and effect and are incorporated herein as material terms of this Agreement.

18.         No Oral Modification.  This Agreement may only be amended in writing signed by Employee and an executive officer of the Company.

19.         Governing Law.  THIS AGREEMENT IS SUBJECT TO AND SHOULD BE CONSTRUED UNDER THE INTERNAL SUBSTANTIVE LAWS, BUT NOT THE CHOICE OF LAW RULES, OF THE STATE OF OREGON.

20.         Effective Date.  This Agreement is effective eight days after it has been signed by both Parties (“Effective Date”).

21.         Counterparts.  This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

22.         Voluntary Execution of Agreement.  This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto. Employee acknowledges that he or she has read this Agreement and understands that it contains a general release of legal claims that Employee may have.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

COMPANY:
LATTICE SEMICONDUCTOR CORPORATION

By:	/s/ Terry Dols	Date:	December 9, 2006
Terry Dols, Vice President, Human Resources

EMPLOYEE:

/s/ Frank Barone		Date:	December 9, 2006
Frank Barone

NOTICE TO EMPLOYEE

In the case of a severance benefits program offered to a group of employees, we are required to provide you with certain information including: (1) the job titles and ages of employees eligible or selected for the program; and (2) the job titles and ages of employees either not eligible or not selected.  PLEASE SEE EXHIBITS 1 AND 2, ATTACHED, FOR THIS INFORMATION.